SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                        Century Capital Management Trust
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                        CENTURY CAPITAL MANAGEMENT TRUST
                              Century Shares Trust
                          Century Small Cap Select Fund

           100 Federal Street, 29th Floor, Boston, Massachusetts 02110
                                 1-800-321-1928
                             ----------------------

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 2007
                             ----------------------

To the Shareholders of Century Capital Management Trust (the "Trust"):

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Century Shares Trust and Century Small Cap Select Fund, each a series of the Trust (each a "Fund" and collectively, the "Funds"), will be held on July 30, 2007 at 4:00 p.m. (Eastern time), at the office of the Trust, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110 (the "Meeting"), to consider and act upon the following proposals (each a "Proposal") and to transact such other business as may properly come before the Meeting or any adjournment thereof:

PROPOSAL I:     To elect a Board of Trustees for the Funds.

PROPOSAL II:    To approve amendments to the fundamental investment policies of each Fund.

PROPOSAL III:   To approve the elimination of certain fundamental investment policies of Century Shares Trust.

PROPOSAL IV:    To approve the reclassification of certain fundamental
                investment policies of Century Shares Trust as non-fundamental.

With respect to Proposal I, all of the Trust's shareholders will vote together as a single class. With respect to Proposal II, the shareholders of each Fund will vote separately by Fund and separately on each of Proposals II.A through II.F (as described in the attached Proxy Statement). With respect to Proposals III and IV, the shareholders of Century Shares Trust will vote separately on each of Proposals III.A through III.D and Proposals IV.A through IV.C (as described in the attached Proxy Statement).

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of each Fund as of the close of business on June 15, 2007 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Please read the enclosed Proxy Statement carefully before you vote.

This proxy is being solicited on behalf of your Fund's Board of Trustees.

The Board of Trustees unanimously recommends that you vote FOR all of the proposals.


                                       By Order of the Board of Trustees,


                                       /s/ Steven Alfano


                                       Steven Alfano
                                       Secretary

                                 PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                        CENTURY CAPITAL MANAGEMENT TRUST
                              Century Shares Trust
                          Century Small Cap Select Fund

                           TO BE HELD ON JULY 30, 2007

                             ----------------------

                                     GENERAL

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Century Capital Management Trust (the "Trust"), and each series of the Trust listed above (each a "Fund" and collectively the "Funds"), for a Special Meeting of Shareholders to be held at the office of the Trust at 100 Federal Street, 29th Floor, Boston, Massachusetts, on July 30, 2007 at 4:00 p.m. (Eastern time), and at any adjournment thereof, at which shareholders will be asked to consider several proposals (each a "Proposal" and collectively, the "Proposals").

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the "Proxy Card"), are first being mailed to shareholders on or about June 29, 2007. It explains what you should know before voting on the matters described herein. Please read the Proxy Statement carefully before you vote.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

Proposal   Description of Proposal                          Affected Funds
---------- ------------------------------------------------ ------------------------------
I          To Elect a Board of Trustees                     Century Shares Trust
                                                            Century Small Cap Select Fund

II.A       To Approve Amendments to the Fundamental         Century Shares Trust
           Investment Policy regarding Borrowing Money      Century Small Cap Select Fund

II.B       To Approve Amendments to the Fundamental         Century Shares Trust
           Investment Policy regarding Issuance of Senior   Century Small Cap Select Fund
           Securities

II.C       To Approve Amendments to the Fundamental         Century Shares Trust
           Investment Policy regarding Underwriting         Century Small Cap Select Fund
           Securities

II.D       To Approve Amendments to the Fundamental         Century Shares Trust
           Investment Policy regarding Investing in Real    Century Small Cap Select Fund
           Estate

II.E       To Approve Amendments to the Fundamental         Century Shares Trust
           Investment Policy regarding Investing in         Century Small Cap Select Fund
           Commodities

II.F       To Approve Amendments to the Fundamental         Century Shares Trust
           Investment Policy regarding Making Loans         Century Small Cap Select Fund

III.A      To Approve the Elimination of the Fundamental    Century Shares Trust
           Investment Policy regarding Diversification

III.B      To Approve the Elimination of the Fundamental    Century Shares Trust
           Investment Policy regarding Companies with
           Fewer than Three Years Continuous Operations

III.C      To Approve the Elimination of the Fundamental    Century Shares Trust
           Investment Policy regarding Investing for
           Control

III.D      To Approve the Elimination of the Fundamental    Century Shares Trust
           Investment Policy regarding Companies in
           which Trustees and Officers are Shareholders

IV.A       To Approve the Reclassification of the Policy    Century Shares Trust
           regarding Debt Securities as Non-Fundamental

IV.B       To Approve the Reclassification of the Policy    Century Shares Trust
           regarding Investment Companies as Non-
           Fundamental

IV.C       To Approve the Reclassification of the Policy    Century Shares Trust
           regarding Margin Purchases and Short Sales as
           Non-Fundamental

With respect to Proposal I, all of the Trust's shareholders will vote together as a single class. With respect to Proposal II, the shareholders of each Fund will vote separately by Fund and separately on each of Proposals II.A through II.F. With respect to Proposals III and IV, the shareholders of Century Shares Trust will vote separately on each of Proposals III.A through III.D and Proposals IV.A through IV.C.

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS I-IV.

The Trust will furnish to you upon request, without charge, a copy of the Funds' annual report for the fiscal year ended October 31, 2006, and a copy of the Funds' semi-annual report for the six-month period ended April 30, 2007. You may request a report by telephone by calling 1-800-321-1928, or by writing to the Trust at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. The Reports also are available on the Funds' website at www.centuryfunds.com or at the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov.


                                   PROPOSAL I

                          ELECTION OF BOARD OF TRUSTEES
                                  (BOTH FUNDS)

The Board of Trustees has a Nominating Committee which is composed solely of trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of a Fund or Century Capital Management, LLC, the Funds' investment adviser ("Century" or the "Adviser"). Board members who are not interested persons of a Fund or Century are referred to as "Independent Trustees," and Board members who are interested persons of a Fund or Century are referred to as "Interested Trustees" throughout this Proxy Statement.

The Nominating Committee is responsible for recommending candidates to serve as Board members. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, ability, judgment and expertise, and availability and willingness to attend meetings. At a meeting held on June 12, 2007, the Nominating Committee determined to recommend to the full Board the slate of nominees described below for election to the Board, and the Board accepted the Nominating Committee's recommendation and determined to submit this slate of Independent Trustee nominees for election by shareholders.

The following table provides information about the nominees. This information includes each nominee's name, age, current position with the Funds (if any), length of service, principal occupation(s) during the past five years and other directorships held. Each nominee, except for Laura A. Johnson and Ellen M. Zane, is currently a member of the Board of Trustees and oversees the two Funds. If elected, each Trustee would oversee the two Funds. Each nominee's address is c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts.

INDEPENDENT TRUSTEE NOMINEES



Name, Age, Position held with               Principal Occupation and Other Directorships
Trust and Length of Time Served                         During Past 5 Years
----------------------------------   ---------------------------------------------------------
William Gray (55) ................   Co-Chief Executive Officer, North America Region,
Trustee since July 2006              Ogilvy & Mather Worldwide (advertising firm) (2005 to
                                     present); President, Ogilvy & Mather, New York (1997
                                     to 2005). Other Directorships: American Red Cross of
                                     Greater New York, Chairman (since 2002), Member
                                     (since 1999); The New York Public Library (since
                                     1999); The National Advertising Review Board (since
                                     2001); Wakeman Boys Club (since 1989).

Stephen W. Kidder (54) ...........   Managing Partner, Hemenway & Barnes (law firm).
Trustee since 2005                   Other Directorships: Trustee, Wellesley College;
                                     Trustee, Isabella Stewart Gardner Museum; Trustee,
                                     Children's Hospital Trust; Director, The Concord
                                     Bookshop, Inc.

Jerrold Mitchell (68) ............   Independent Investment Adviser (since 1995); Senior
Trustee since 2004                   Advisor, Saltonstall & Co. (family investment office)
                                     (April 2007 to present); Chief Investment Officer, The
                                     Boston Foundation (2005 to 2007); Chief Investment
                                     Officer, Massachusetts Pension Reserves Investment
                                     Management Board (2001 to 2004). Other
                                     Directorships: Trustee, Boston Athenaeum; Trustee,
                                     Yale Library Associates; Trustee, Trustees of Donations;
                                     Commissioner of Trust Funds, Town of Wayland.

Jerry S. Rosenbloom (68) .........   The Wharton School, University of Pennsylvania,
Trustee since 1999                   Professor of Insurance and Risk Management and
                                     Academic Director, Certified Employee Benefit
                                     Specialist Program. Other Directorships: Harleysville
                                     Group, Inc.; American Institute for Chartered Property
                                     Casualty Underwriters.

David D. Tripple (63) ............   Pioneer Investment Management, a subsidiary of
Trustee since 2004                   UniCredito Italiano (investment adviser), Chief
                                     Executive Officer and Trustee of all U.S. Pioneer
                                     mutual funds (10/00 to 09/01); prior thereto, The
                                     Pioneer Group, Inc. (asset management), Executive
                                     Vice President and Director (09/98 to 10/00). Other
                                     Directorships: The Calamos Funds (16 portfolios).

Laura A. Johnson (53) .........         President, Massachusetts Audubon Society (1999 to
                                        present). Other directorships: Massachusetts Department
                                        of Conservation and Recreation (2004 to present);
                                        Woods Hole Oceanographic Institute (2003 to present);
                                        The Fenn School, Concord, Massachusetts (2001-2007).

Ellen M. Zane (55) ............         President and Chief Executive Officer, Tufts-New
                                        England Medical Center & Floating Hospital for
                                        Children (2004 to present); prior thereto, Network
                                        President, Partners Healthcare System (1994-2004).
                                        Other directorships: Fiduciary Trust Company (2000 to
                                        present); Parexel International Corporation (2006 to
                                        present); John F. Kennedy Library Foundation (1999 to
                                        present); Harvard School of Public Health, Health
                                        Policy & Management Executive Council (1999 to
                                        present); Northeastern University (2004 to present);
                                        Tufts University School of Medicine (2005 to present);
                                        Massachusetts Hospital Association (2005 to present).

INTERESTED TRUSTEE NOMINEES*

Alexander L. Thorndike (41) .........   Managing Partner, Century Capital Management, LLC;
Trustee and Portfolio Manager           Managing Member, CCP Capital II, LLC (since 1999)
since 1999; Chairman and Chief          (investment management services); Member, CCP
Executive Officer since 2004            Capital IV, LLC (since 2007) (investment management).
                                        No other directorships held.

Davis R. Fulkerson (42) .............   Managing Partner, Century Capital Management, LLC;
Trustee since 2000                      Managing Member, CCP Capital II, LLC (since 1999)
                                        (investment management services); President and
                                        Director, CCP Capital III, Inc. (since 2001) (investment
                                        management services); Member, CCP Capital IV, LLC
                                        (since 2006) (investment management services). No
                                        other directorships held.

----------------

* Nominees who are or may be deemed to be "interested persons" (as defined by the 1940 Act) of the Funds and/or the Adviser. Mr. Thorndike is deemed to be an "interested person" by virtue of his position as an officer of each Fund and as a shareholder of the Adviser. Mr. Fulkerson is deemed to be an "interested person" by virtue of his position as a shareholder of the Adviser.

Each nominee has consented to serve if elected. Each nominee elected to the Board will serve until his or her successor has been duly elected and qualified, or until he or she retires, resigns or is otherwise removed from the Board. The Board has adopted a mandatory retirement age policy for non-interested Trustees, which provides for different retirement ages based upon when a non-interested Trustee was first elected to the Trust. The mandatory retirement date for a non-interested Trustee first elected to the Board on or before September 28, 2000 is July 31 after such Trustee reaches the age of 75. The mandatory retirement date for a non-interested

Trustee first elected to the Board after September 28, 2000 is the earlier of
(i) July 31 after such non-interested Trustee reaches the age of 72, or (ii) July 31 after such non-interested Trustee becomes seven years older than on the day he or she was first elected to the Board; provided, however, that the seven-year limit of clause (ii) may be extended at any time by unanimous vote of the non-interested Trustees. For interested Trustees or officers, however, there is no mandatory retirement age. The Board may modify these policies from time to time in accordance with the Trust's Agreement and Declaration of Trust.

                            OWNERSHIP OF FUND SHARES

The following table provides information about the dollar range of equity securities beneficially owned by each nominee in each Fund and in all Funds in the aggregate overseen or to be overseen by the nominee as of March 31, 2007:


                                                                        Aggregate Dollar Range of
                                                                        Equity Securities in all
                                                                         Funds Overseen or to be
                                                                         Overseen by Nominee in
                                  Dollar Range of Equity Securities             Family of
Name of Nominee                              in each Fund                 Investment Companies
-----------------------------  --------------------------------------- --------------------------
Independent Trustee Nominees
William Gray ................  Century Shares Trust                    $10,001-$50,000
                                 $10,001-$50,000
                               Century Small Cap Select Fund
                                 $10,001-$50,000
Stephen W. Kidder ...........  Century Shares Trust                    $10,001-$50,000
                                 $10,001-$50,000
                               Century Small Cap Select Fund
                                 $10,001-$50,000
Jerrold Mitchell ............  Century Shares Trust                    Over $100,000
                                 Over $100,000
                               Century Small Cap Select Fund
                                 Over $100,000
Jerry S. Rosenbloom .........  Century Shares Trust                    Over $100,000
                                 Over $100,000
                               Century Small Cap Select Fund
                                 Over $100,000
David D. Tripple ............  Century Shares Trust                    Over $100,000
                                 $10,001-$50,000
                               Century Small Cap Select Fund
                                 $50,001-$100,000
Laura A. Johnson ............  Century Shares Trust -- None            None
                               Century Small Cap Select Fund -- None
Ellen M. Zane ...............  Century Shares Trust -- None            None
                               Century Small Cap Select Fund -- None

                                                                   Aggregate Dollar Range of
                                                                   Equity Securities in all
                                                                    Funds Overseen or to be
                                                                    Overseen by Nominee in
                               Dollar Range of Equity Securities           Family of
Name of Nominee                           in each Fund               Investment Companies
----------------------------  ----------------------------------- --------------------------
Interested Trustee Nominees

Alexander L. Thorndike......  Century Shares Trust                Over $100,000
                                Over $100,000
                              Century Small Cap Select Fund
                                Over $100,000
Davis R. Fulkerson .........  Century Shares Trust                Over $100,000
                                Over $100,000
                              Century Small Cap Select Fund
                                Over $100,000

----------------
* Securities are valued as of March 31, 2007.


                                  COMPENSATION

Each Independent Trustee receives a fee for his or her services, which includes a quarterly retainer and a fee for each meeting attended. Each Independent Trustee who serves as the Chairperson of a Committee receives an additional fee for his or her services. The following table sets forth information about the compensation paid to each nominee by each Fund and the total compensation received by each nominee from the fund complex for the fiscal year ended October 31, 2006. Messrs. Thorndike and Fulkerson are interested persons of the Funds and receive no compensation from the Funds for their services. No member of the Board of Trustees receives pension or retirement benefits from the Funds.

                                   Aggregate            Aggregate                Total
                                 Compensation          Compensation          Compensation
                                     from                  from                  from
                                    Century              Century             Fund Complex
Name of Nominee                  Shares Trust     Small Cap Select Fund     Paid to Trustee
-----------------------------   --------------   -----------------------   ----------------
William Gray1 ...............       $1,575               $ 5,925                $ 7,500
Stephen W. Kidder ...........       $6,525               $23,475                $30,000
Jerrold Mitchell ............       $6,525               $23,475                $30,000
Jerry S. Rosenbloom .........       $7,505               $26,995                $34,500
David D. Tripple ............       $6,525               $23,475                $30,000
Laura A. Johnson ............       $    0               $     0                $     0
Ellen M. Zane ...............       $    0               $     0                $     0

----------------
1 Appointed, July 31, 2006

                                 BOARD STRUCTURE

During the fiscal year ended October 31, 2006, the Board conducted 4 meetings. No Trustee attended less than 75% of the meetings of the Board and all committees of which he or she was a regular member.

The Board has established the following standing committees: Audit Committee, Oversight and Governance Committee, Nominating Committee, and Valuation Committee. Mr. John E. Beard, an Independent Trustee who currently serves on the Audit Committee, Oversight and Governance Committee and Nominating Committee, will retire from the Board of Trustees on July 31, 2007, in accordance with the Trust's retirement policy.

AUDIT COMMITTEE. The Audit Committee is composed of Messrs. Beard, Gray, Kidder, Mitchell, Rosenbloom (Chair) and Tripple, each of whom is an Independent Trustee. The primary responsibilities of the Committee are to: (i) assist the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Funds; (ii) recommend to the Board the selection, retention or termination of the independent accountant employed by the Funds for the purpose of preparing or issuing an audit report or related work; (iii) be directly responsible for the compensation and oversight of the work of the Funds' independent accountant, including resolution of disagreements between Fund management and the accountant regarding financial reporting; (iv) preapprove or establish preapproval policies and procedures, subject to certain exceptions, concerning all audit and permitted non-audit services to be provided to the Funds and all permitted non-audit services to be provided by the Funds' independent accountant to the Adviser and to entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds; and (v) ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

OVERSIGHT AND GOVERNANCE COMMITTEE. The Oversight and Governance Committee is composed of Messrs. Beard, Gray, Kidder, Mitchell, Rosenbloom and Tripple (Chair), each of whom is an Independent Trustee. The Committee oversees regulatory and fiduciary compliance matters, reviews and makes recommendations to the Board regarding the scope and content, implementation and administration of certain compliance policies and procedures, and reviews Board governance practices and procedures, including the size and composition of the Board, the Board's committee structure, and the Independent Trustees' compensation.

NOMINATING COMMITTEE. The Nominating Committee is composed of Messrs. Beard (Chair), Gray, Kidder, Mitchell, Rosenbloom and Tripple, each of whom is an Independent Trustee. The Committee selects and nominates other Independent Trustees in the event a position is vacated or created. The Committee also recommends Trustees to serve on committees and to chair such committees and reports to the Trustees on its activities. The Board has adopted a Charter for the Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A.

The Nominating Committee will consider candidates recommended by the shareholders of the Funds. A shareholder must submit the recommendation in writing to the Secretary of the Trust, c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, MA 02110. The recommendation must include the following information: (i) the name, date of birth, business address, residence address and nationality of the candidate recommended by the shareholder; (ii) the number of shares of each Fund owned of record or beneficially by the candidate and by the recommending shareholder; (iii) information regarding the candidate required by Item 401 of Regulation S-K and
Item 22 of Rule 14a-101 under the Securities Exchange Act of 1934, as amended; and (iv) the written and signed consent of the candidate to be named as a nominee and serve as a Trustee if elected. The Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

VALUATION COMMITTEE. The Valuation Committee is composed of Messrs. Thorndike (Chair), Mitchell and Tripple. The Committee reviews procedures for the valuation of securities for purposes of determining the net asset value of the Funds. The Committee oversees the implementation of these procedures and makes "fair value" determinations when and if required under these procedures.

During the fiscal year ended October 31, 2006, the Oversight and Governance Committee held 4 meetings, the Audit Committee held 1 meeting, the Nominating Committee held 3 meetings, and the Valuation Committee held no meetings.

The Trust is not required under its Agreement and Declaration of Trust to hold an annual meeting of shareholders, and the Trust does not have a policy with respect to the Trustees' attendance at shareholder meetings.


                         EXECUTIVE OFFICERS OF THE TRUST

Officers of the Trust are elected by the Board of Trustees. The Chief Executive Officer and Secretary are elected annually and each holds office until his or her successor is chosen and qualified or he or she sooner dies, resigns, is removed or becomes disqualified. Other officers hold office at the pleasure of the Board. Set forth below is certain information about each of the Executive Officers of the Trust, including his or her age, positions and length of service with the Trust, and business experience within the past 5 years:

Alexander L. Thorndike (41) has been a Trustee of the Trust and Portfolio Manager of each Fund since 1999, and the Chairman and Chief Executive Officer of the Trust since 2004. Mr. Thorndike is a Managing Partner of Century Capital Management, LLC (2004-present). Previously, he was a Managing Director of the firm (1999-2004).

Steven Alfano (48) has been the Secretary of the Trust since 2001, and the Chief Accounting and Financial Officer of the Trust since 2002. Mr. Alfano is a Managing Director of Century Capital Management, LLC (1989-present).

Maureen E. Kane (45) has been the Chief Legal Officer of the Trust since 2006 and was appointed Chief Compliance Officer on June 12, 2007. Ms. Kane is the General Counsel of Century Capital Management, LLC (2004-present). Previously, she was a Vice President and legal counsel of Deutsche Asset Management (1997-2004).


                                  REQUIRED VOTE

All shareholders of the Funds will vote together on the election of nominees. The election of a nominee requires the affirmative vote of a plurality of the shares of the Trust represented in person or by proxy at the Meeting.


                           RECOMMENDATION OF THE BOARD

The Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal I.


                                 PROPOSALS II-IV

                     APPROVAL OF THE AMENDMENT, ELIMINATION
                             OR RECLASSIFICATION OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES


                                  INTRODUCTION
                                  ------------

The 1940 Act requires an investment company to adopt certain specified investment policies which can be changed only by a shareholder vote. These policies are referred to as "fundamental" investment policies. In the past, fundamental investment policies were adopted by the Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Century and the Board have reviewed each Fund's fundamental investment policies with the goal of updating, simplifying and standardizing the fundamental investment policies of the Funds, which will facilitate the process of monitoring compliance with the fundamental investment policies. Proposals II, III and IV seek shareholder approval of changes that are intended to further this goal and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

Proposal II seeks approval to amend current fundamental investment policies of both Century Shares Trust (CST) and Century Small Cap Select Fund (CSCS), Proposal III seeks approval to eliminate certain fundamental investment policies of CST, and Proposal IV seeks approval to reclassify certain fundamental investment policies of CST as non-fundamental. Each Proposal is discussed in detail below. The approval of any one Proposal is not contingent on the approval of any other Proposal. If approved, the changes would become effective as soon as is practicable after each Fund's prospectus and/or statement of additional information has been supplemented to describe the revised policies.


                                   PROPOSAL II
                      APPROVAL OF THE AMENDMENT OF CERTAIN
                         FUNDAMENTAL INVESTMENT POLICIES

The Board of Trustees recommends that shareholders of CST and CSCS approve the amendments to certain fundamental investment policies of each Fund, as set forth below.

The reference below to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the Securities and Exchange Commission (the "Commission") or another regulatory agency with jurisdiction over the Funds.

II.A.  Borrowing Money

The Board recommends that shareholders of each Fund approve amendments to the Fund's fundamental investment policy regarding borrowing money that would provide a uniform policy for all Funds.

CST's current fundamental investment policy regarding borrowing money is:

       The Fund may not borrow money, except temporary borrowing that does not cause the outstanding indebtedness of the Fund to exceed 10% of its gross assets (valued at market) or of its liquidating value, whichever is lower (Any temporary borrowings also would be subject to the 300% asset coverage requirement of the 1940 Act. If the Trust were to borrow temporarily, this could require it to liquidate portfolio securities at a disadvantageous time.)

CSCS's current fundamental investment policy regarding borrowing money is:

       The Fund may borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities (a speculative technique known as "leverage"), for temporary defensive reasons or if necessary or advisable to fund redemptions of Fund shares. The Fund may borrow only from banks. The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund's policies on borrowing is permitted.

If this proposal is approved, each Fund's new fundamental investment policy would read:

       The Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


The purpose of the proposed amendments is to make each Fund's fundamental policy on borrowing consistent with applicable limitations under the 1940 Act. The amended policy would enable the Fund to borrow money if the Fund's Adviser determines that such borrowing is in the best interests of the Fund and its shareholders. Generally, the 1940 Act provisions regarding borrowing would provide each Fund with greater flexibility than the current policy. Under the 1940 Act, a fund may borrow money for temporary or investment purposes provided, with limited exceptions, that the fund maintain continuous asset coverage of 300% with respect to such borrowings. Also, under the 1940 Act, a fund is not limited to borrowing from banks.

If this proposal is approved, each Fund would be permitted to borrow for any purpose allowed under the 1940 Act, including for leveraging purposes. If a Fund engaged in borrowing for leveraging purposes, it would be subject, to a greater degree, to the risks associated with borrowing and certain additional risks associated with the use of leverage. Leverage tends to magnify market exposure and can result in higher than expected losses to a fund. Although CSCS is currently authorized to borrow for leveraging purposes, the Fund's current investment strategy does not contemplate the use of leverage, and the Adviser has no present intention of proposing any changes to the Fund's investment strategy to implement the use of leverage. CST is not currently authorized to borrow for leverage purposes, and the Adviser has no present intention of proposing any changes to the Fund's investment strategy to implement the use of leverage.

Although amending each Fund's fundamental investment policy regarding borrowing is not expected to materially affect the manner in which either Fund's investment program is being conducted at this time (as reflected in the Fund's current prospectus and statement of additional information), it would provide the Fund with greater flexibility with respect to borrowing in the future. Before a material change is made in a Fund's investment practices in response to this revised policy, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

II.B.  Issuance of Senior Securities

The Board recommends that shareholders of each Fund approve amendments to the Fund's fundamental investment policy regarding the issuance of senior securities that would provide a uniform policy for all Funds.

CST's current fundamental investment policy regarding the issuance of senior securities is:

       The Fund may not issue senior securities.

CSCS's current fundamental investment policy regarding the issuance of senior securities is:

       The Fund may not issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities, which are not principal investment strategies, include borrowing money and investing in reverse repurchase agreements, as described above, as well as other techniques such as delayed-delivery and when-issued arrangements for portfolio securities transactions.

If this proposal is approved, each Fund's new fundamental investment policy would read:

       The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The purpose of the proposed amendments is to make each Fund's fundamental policy on the issuance of senior securities (i.e., securities which are obligations or instruments that have a priority over a fund's shares with respect to the payment of dividends or the distribution of fund assets) consistent with applicable limitations under the 1940 Act. Currently, open-end investment companies, such as the Funds, are not permitted to issue senior securities (except to the extent that borrowing may be deemed to represent the issuance of a senior security). However, if current law was modified or interpreted to permit the issuance of senior securities by the Funds, the amended policy would permit a Fund to do so.

The Adviser has advised the Board that the proposed revisions to each Fund's fundamental policy regarding the issuance of senior securities are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to the revised policy, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and any additional risks.

II.C.  Underwriting Securities

The Board recommends that shareholders of each Fund approve amendments to the Fund's fundamental investment policy regarding underwriting securities that would provide a uniform policy for all Funds. Each Fund's current policy would be replaced with the proposed policy, as shown below.

CST's current fundamental investment policy regarding underwriting securities is:

       The Fund may not act as underwriter of securities.

CSCS's current fundamental investment policy regarding underwriting securities is:

       The Fund may not underwrite securities of other companies. A permitted exception would be a case in which it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

If this proposal is approved, each Fund's new fundamental investment policy would read:

       The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Each Fund's current policy prohibits the underwriting of securities. The proposed policy is intended only to standardize the fundamental investment policies of the Funds. The exception refers to a technical provision of the Securities Act of 1933, as amended (the"1933 Act") which deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Adviser has advised the Board that the proposed revisions to each Fund's fundamental policy on underwriting are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in a Fund's investment practices in response to the revised policy, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and any additional risks.

II.D.  Investing in Commodities

The Board recommends that shareholders of CST approve amendments to the Fund's fundamental investment policy that would (i) separate the fundamental investment policies regarding investing in commodities and investing in real estate, (ii) amend the fundamental investment policy regarding investing in commodities to provide a uniform policy for all Funds, and (iii) amend the fundamental investment policy regarding investing in real estate (as set forth in Proposal II.E., below). The Board further recommends that shareholders of CSCS approve the fundamental investment policy regarding investing in commodities set forth below.

CST's current fundamental investment policy regarding investing in commodities is:

       The Fund may not purchase or sell real estate, commodities, or commodity contracts, except in satisfaction of a debt or in connection with a merger, consolidation, reorganization, or other activities of the Fund. (For this purpose, the Fund does not consider investing in securities of issuers that hold real estate or interests in real estate, including securities of REITs, and securities secured by real estate or interests in real estate to be the purchase or sale of real estate.)

If this proposal is approved, each Fund's new fundamental investment policy would read:

       The Fund may not purchase or sell commodities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. The amended policy would provide each Fund with the flexibility to invest in physical commodities or contracts related to physical commodities in the future if the Adviser was to determine that such investments could assist the Fund in trying to achieve its investment objective. If a Fund were to invest in physical commodities or contracts related to physical commodities, it would be subject to certain additional risks. Before a material change is made in a Fund's investment practices in response to the revised policy, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and additional risks. The Funds' investment strategies currently do not contemplate investments in physical commodities or contracts related to physical commodities, and the Funds' Adviser has no present intention of changing the Funds' investment strategies regarding such investments. Therefore, the Adviser does not anticipate that amending the current investment policies will have a material effect on the Funds.

II.E.  Investing in Real Estate

The Board recommends that shareholders of each Fund approve amendments to the Fund's fundamental investment policy regarding investing in real estate that would provide a uniform policy for all Funds. Each Fund's current policy would be replaced with the proposed policy, as shown below.

As noted above, CST's current fundamental investment policy regarding investing in real estate is:

       The Fund may not purchase or sell real estate, commodities, or commodity contracts, except in satisfaction of a debt or in connection with a merger, consolidation, reorganization, or other activities of the Fund. (For this purpose, the Fund does not consider investing in securities of issuers that hold real estate or interests in real estate, including securities of REITs, and securities secured by real estate or interests in real estate to be the purchase or sale of real estate.)

CSCS's current fundamental investment policy regarding investing in real estate is:

       The Fund may not invest in real estate or in interests in real estate. However, the Fund can purchase securities of companies holding real estate or interests in real estate (including securities of REITs). In addition, the Fund can purchase securities secured by real estate or interests in real estate.

If this proposal is approved, each Fund's new fundamental investment policy would read:

       The Fund may not purchase or sell real estate, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Each Fund's current policy generally prohibits the purchase or sale of real estate, with certain exceptions and qualifications that are consistent with current legal standards. The proposed policy is intended only to standardize the fundamental investment policies of the Funds. The Adviser has advised the Board that the proposed revisions to each Fund's fundamental policy on real estate are not expected to materially affect the manner in which either Fund is managed.

II.F.  Making Loans

The Board recommends that shareholders of each Fund approve amendments to the Fund's fundamental investment policy regarding loans that would provide a uniform policy for all Funds. Each Fund's current policy would be replaced with the proposed policy, as shown below.

CST's current fundamental investment policy regarding loans is:

       The Fund may not make loans.

CSCS's current fundamental investment policy regarding loans is:

       The Fund may not lend money. However, it can invest in debt securities that the Fund's investment policies and restrictions permit it to purchase. The Fund may also lend its portfolio securities and enter into repurchase agreements.

If this proposal is approved, each Fund's new fundamental investment policy would read:

       The Fund may not make loans, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The purpose of the proposed amendments is to make each Fund's fundamental policy on loans consistent with applicable limitations under the 1940 Act. Generally, the 1940 Act permits funds to engage in lending activity, including making cash loans and entering into securities lending and repurchase agreement arrangements. Therefore, the amended policy would be less restrictive than each Fund's current policy.

Amending this investment policy would provide each Fund with flexibility to enter into a securities lending arrangement in the future if the Adviser were to determine that doing so could assist the Fund in trying to achieve its investment objective. Lending portfolio securities may benefit a fund by generating fees or other income as compensation for the loan. If a Fund were to enter into a securities lending arrangement, it would be subject to certain additional risks, such as the risks of delay in recovery or loss of rights in collateral in the event of default or involuntary insolvency of the borrower. Before a Fund enters into a securities lending arrangement, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose any additional risks.

Currently, the Funds do not enter into repurchase agreements or engage in direct cash lending activity, and the Adviser has no present intention of changing the Funds' investment strategy regarding repurchase agreements or cash lending. Therefore, the Adviser does not anticipate that amending the current investment policies will have a material effect on the manner in which either Fund is managed.

                                  REQUIRED VOTE

Shareholders of each Fund will vote separately with respect to the approval of each proposal to amend the Fund's fundamental investment policies, as set forth above. For each Fund, approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund's outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund's outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund's outstanding shares.

The approval of any one proposal is not contingent on the approval of any other proposal. If the shareholders of a Fund fail to approve a proposed amendment to a fundamental investment policy, the current policy would remain in effect for that Fund.


                           RECOMMENDATION OF THE BOARD

The Board unanimously recommends that shareholders vote FOR approval of the proposed amendments to the fundamental investment policies as set forth in Proposals II.A-II.F.


                                  PROPOSAL III
                           (Century Shares Trust Only)

                     APPROVAL OF THE ELIMINATION OF CERTAIN
             FUNDAMENTAL INVESTMENT POLICIES OF CENTURY SHARES TRUST

The Board of Trustees recommends that shareholders of CST approve the elimination of certain fundamental investment policies of the Fund, as set forth below.


III.A. Diversification

CST's current fundamental investment policies regarding diversification are:

       The Fund may not invest more than 5% of its gross assets (valued at market) in the securities of any one issuer.

       The Fund may not hold more than 10% of any class of the securities of any one issuer.

If this proposal is approved, CST's current fundamental investment policy would be eliminated, but CST would continue to be classified as "diversified," in accordance with the 1940 Act.

CST's current fundamental investment policies regarding diversification are more restrictive than required under the 1940 Act because they apply to 100% of the Fund's assets and do not exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in other investment companies. Under the 1940 Act, a fund that has elected to be classified as

"diversified" (like CST) may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

If this proposal is approved and the current policy is eliminated, 25% of the value of CST's total assets may be invested without regard to the 5% and 10% limitations of the 1940 Act. The Fund would continue to be classified as "diversified" under the 1940 Act, but would have greater flexibility with respect to the composition of the Fund's portfolio. Century believes that this increased flexibility could assist CST in trying to achieve its investment objectives, by allowing the Fund to take larger positions (both as a percentage of the Fund's assets and as a percentage of the issuer's outstanding voting securities) in certain portfolio securities than is currently the case. The Adviser has advised the Board that elimination of the current fundamental policies is not expected to have a significant impact on the Fund's investment strategy; however, if CST were to invest in the securities of a single issuer to a greater extent than is currently allowed, CST would be subject, to a greater degree, to the risks associated with investing in the issuer.


III.B. Investing in Companies with Fewer than Three Years'
       Continuous Operations

CST's current fundamental investment policy regarding investing in companies with fewer than three years of operations is:

       The Fund may not invest in the securities of companies that have a record (including the record of any predecessors) of fewer than three years' continuous operation.

Under the 1940 Act, a fund is not required to have a fundamental policy regarding investing in companies with less than three years' continuous operations. If this proposal is approved, the current fundamental investment policy would be eliminated. The Fund's portfolio managers carefully analyze each company prior to investing in the company, therefore the Adviser believes that the current policy is unnecessarily restrictive. Eliminating this policy would provide the portfolio managers with greater flexibility to invest in companies which they believe could assist CST in trying to achieve its investment objective.

III.C. Investing for Control

CST's current fundamental investment policy regarding investing for control is:


       The Fund may not invest for the purpose of exercising control or management.

Under the 1940 Act, a fund is not required to have a fundamental policy regarding investing for control. If this proposal is approved, the current fundamental investment policy would be eliminated. The Adviser does not intend to invest CST's assets for the purpose of exercising control or management in the future. Therefore, the Adviser has advised the Board that eliminating this policy is not expected to have a material effect on the manner in which the Fund is managed.


III.D. Investing in Companies in which Trustees and Officers are Shareholders

CST's current fundamental investment policy regarding investing in companies in which the Fund's Trustees and Officers are shareholders is:

       The Fund may not purchase or retain in its portfolio any securities of an issuer if the officers or Trustees of the Trust that own beneficially more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

If this proposal is approved, the current fundamental investment policy would be eliminated.

Under the 1940 Act, a fund is not required to have a fundamental policy regarding investing in companies in which the fund's directors and officers invest. If this proposal is approved, the current CST policy would be eliminated, but the Fund would be subject to applicable 1940 Act provisions which address transactions between a fund and affiliated persons of a fund. The Adviser has advised the Board that eliminating this policy is not expected to have a material effect on the manner in which the Fund is managed.

                                  REQUIRED VOTE

Only the shareholders of CST will vote on the proposals to eliminate certain fundamental investment policies of CST. Approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund's outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund's outstanding shares are present at the Meeting or represented by proxy; or
(B) more than 50% of the Fund's outstanding shares.


The approval of any one proposal is not contingent on the approval of any other proposal. If the shareholders of CST fail to approve a proposal to eliminate a fundamental investment policy, the current policy would remain in effect.

                           RECOMMENDATION OF THE BOARD

The Board unanimously recommends that shareholders vote FOR approval of the proposed elimination of the fundamental investment policies as set forth in Proposals III.A-III.D.


                                   PROPOSAL IV
                           (Century Shares Trust Only)

   APPROVAL OF THE RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES OF CENTURY
                         SHARES TRUST AS NON-FUNDAMENTAL

The Board of Trustees recommends that shareholders of CST approve the reclassification of certain fundamental investment policies of the Fund as non-fundamental, as set forth below.


IV.A. Investing in Debt Securities

CST's current fundamental investment policy regarding investing in debt securities is:

       The Fund may not invest in debt securities other than those of domestic governmental and non-governmental issuers which are of investment grade at the time of purchase.

Under the 1940 Act, a fund is not required to have a fundamental policy regarding investing in debt securities. Therefore, it is proposed that the current policy regarding investing in debt securities be re-classified as a non-fundamental investment policy. If this proposal is approved, the Board would have the ability to amend the Fund's non-fundamental investment policy in the future without shareholder approval. However, the Adviser has no present intention of proposing any changes to the Fund's policy. CST's investment strategy currently does not contemplate material investments in debt securities, and the Adviser currently does not anticipate any changes to the investment strategy related to such investments. Therefore, the Adviser has advised the Board that reclassification of this policy is not expected to have a material effect on the manner in which the Fund is managed.


IV.B.  Investing in Investment Companies

CST's current fundamental investment policy regarding investing in other investment companies is:

       The Fund may not invest in the securities of other investment companies, except by purchase in the open market that does not require any commission or result in any profit to an underwriter or dealer, other than customary brokers' commissions.

Under the 1940 Act, a fund is not required to have a fundamental policy regarding investing in other investment companies. Therefore, it is proposed that the current policy regarding investing in other investment companies be re-classified as a non-fundamental investment policy. If this proposal is approved, the Board would have the ability to amend the Fund's non-fundamental investment policy in the future without shareholder approval. However, the Adviser has no present intention of proposing any changes to the Fund's policy. CST's investment strategy currently does not contemplate material investments in other investment companies. Therefore, the Adviser has advised the Board that reclassification of this policy is not expected to have a material effect on the manner in which the Fund is managed.


IV.C. Margin Purchases and Short Sales

CST's current fundamental investment policy regarding margin purchases and short sales is:

       The Fund may not purchase securities on margin or sell short.

Under the 1940 Act, a fund is not required to have a fundamental policy regarding the purchase of securities on margin or the use of short sales. Therefore, it is proposed that the current policy regarding margin purchases and short sales be re-classified as a non-fundamental investment policy. If this proposal is approved, the Board would have the ability to amend the Fund's non-fundamental investment policy in the future without shareholder approval. However, the Adviser has no present intention of proposing any changes to the Fund's policy. CST's investment strategy currently does not contemplate purchasing securities on margin or engaging in short sales. Therefore, the Adviser has advised the Board that the reclassification of this policy is not expected to have a material effect on the manner in which the Fund is managed.

                                  REQUIRED VOTE

Only the shareholders of CST will vote on the proposals to reclassify certain fundamental investment policies of CST as non-fundamental. Approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund's outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund's outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund's outstanding shares.

The approval of any one proposal is not contingent on the approval of any other proposal. If the shareholders of CST fail to approve a proposal to reclassify a fundamental investment policy as non-fundamental, the current policy would remain in effect.

                           RECOMMENDATION OF THE BOARD

The Board unanimously recommends that shareholders vote FOR approval of the proposed reclassification of the fundamental investment policies as set forth in Proposals IV.A-IV.C.

                             ADDITIONAL INFORMATION

Shareholder Proposals

The Trust does not hold regular annual shareholders' meetings. Shareholders wishing to submit Proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at Century Funds, c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, MA 02110. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting.

Shareholder Communications with the Board

Shareholders may address correspondence that relates to any Fund, to the Board as a whole or to individual Trustees and send such correspondence to the Board or to the Trustee, c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, MA 02110. Upon receipt, all such shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

Voting Information

Each whole share of a Fund is entitled to one vote on each Proposal affecting that Fund, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at Century Funds, c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, MA 02110), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

Quorum

The presence at any shareholders' meeting, in person or by proxy, of the holders of 30% of the shares of the Trust entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Trust. The presence at any shareholders' meeting, in person or by proxy, of the holders of 30% of the shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to that Fund.

The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted.

Holders of record of the shares of each Fund at the close of business on June 15, 2007, as to any matter on which they are entitled to vote, will be entitled to one vote per whole share held and a proportionate fractional vote for each fractional share held on all business at the Meeting with respect to the Fund. The following table reflects the number of shares of each Fund and of the Trust outstanding as of June 15, 2007:


Fund                                       Number of Shares Outstanding
----                                       -----------------------------
Century Shares Trust ..................
Century Small Cap Select Fund .........


Trust
-----
Century Capital Management Trust ......

Adjournment

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund's shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment with respect to any proposal those proxies required to be voted against that proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not have an effect on the outcome of the proposal to elect a Board of Trustees. Abstentions and broker non-votes will effectively be a vote "against" Proposals II-IV. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

Cost and Method of Proxy Solicitation

The Trust will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. Solicitations may be made by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost of $12,000, plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Trust may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

Ownership of the Funds

Exhibit B sets forth the beneficial owners of more than 5% of each Fund's shares. To the best of the Trust's knowledge, as of May 31, 2007, no person owned beneficially more than 5% of outstanding shares of any Fund, except as stated in Exhibit B.

The Nominees, Trustees and officers of the Trust as a group own less than 1% of the outstanding shares of each class of each Fund.

Ownership of Securities Issued by Adviser or Principal Underwriter

As of March 31, 2007, the Nominees, the Independent Trustees, and their immediate family members did not own beneficially or of record securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Service Providers

Investment Adviser

Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, is the investment adviser of the Funds.

Principal Underwriter

Foreside Fund Services, LLC, Two Portland Square, Portland, Maine 04101, is the principal underwriter of the Funds.

Information Concerning Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP ("Deloitte") as the independent registered public accounting firm for each Fund for the current fiscal year. The independent registered public accounting firm is responsible for auditing the Funds' annual financial statements. Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they desire to do so. Representatives of Deloitte are expected to be available by telephone to respond to appropriate questions.

Audit Fees

For the fiscal years ended October 31, 2005 and October 31, 2006, the aggregate audit fees billed by Deloitte for the audit of each Fund's financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements are shown in the table below.

Fund                                         2006         2005
----                                         ----         ----
Century Shares Trust ...................   $32,000      $29,500
Century Small Cap Select Fund ..........   $32,000      $29,500

Audit-Related Fees

For the fiscal years ended October 31, 2005 and October 31, 2006, there were no audit-related fees billed by Deloitte for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as audit fees.

The Audit Committee must pre-approve the engagement of Deloitte for audit-related services to be provided to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. For the fiscal years ended October 31, 2005 and October 31, 2006, there were no fees paid to Deloitte for audit-related services that were required to be approved by the Audit Committee.

Tax Fees

For the fiscal years ended October 31, 2005 and October 31, 2006, the aggregate tax fees billed by Deloitte for professional services rendered for tax compliance, tax advice, and tax planning for each Fund are shown in the table below.


Fund                                        2006        2005
----                                        ----        ----
Century Shares Trust ...................   $4,500      $3,800
Century Small Cap Select Fund ..........   $4,500      $3,800

The Audit Committee must pre-approve the engagement of Deloitte for tax services to be provided to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. For the fiscal years ended October 31, 2005 and October 31, 2006, there were no fees paid to Deloitte for tax services that were required to be approved by the Audit Committee.

All Other Fees

For the fiscal years ended October 31, 2005 and October 31, 2006, there were no other fees billed by Deloitte for other services rendered to the Funds.

The Audit Committee must pre-approve the engagement of Deloitte for all other services to be provided to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds, which engagements relate directly to the operations and financial reporting of the Funds. For the fiscal years ended October 31, 2005 and October 31, 2006, there were no fees paid to Deloitte for other services that were required to be approved by the Audit Committee.

                                  OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.


                                       By Order of the Board of Trustees,


                                       /s/ Steven Alfano


                                       Steven Alfano
                                       Secretary

                                                                      EXHIBIT A


                        CENTURY CAPITAL MANAGEMENT TRUST

                          NOMINATING COMMITTEE CHARTER
                         Adopted as of December 15, 2005

The Board of Trustees (the "Board") of Century Capital Management Trust has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.


Statement of Purpose and Responsibility

The selection and nomination of the independent Trustees is committed to the discretion of the then independent Trustees of the Trust. The primary purpose and responsibility of the Committee is the screening and nomination of candidates for election to the Board as independent trustees.


Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not fewer than two (2) Trustees. The Committee must consist entirely of Board members who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's Bylaws.


Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees; (ii) the Trust's officers; (iii) the Trust's investment adviser or subadvisers; (iv) shareholders of any series of the Trust (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trust's expense to identify potential candidates.


Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                                                     Appendix A


            Procedures for Shareholders to Submit Nominee Candidates
                             As of December 15, 2005

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2. Each time that the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting"), the Committee will consider each Shareholder Recommendation then held by the Secretary.

3. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting.

4. The Shareholder Recommendation must include:

        (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;

        (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

        (iii) the recommending shareholder's name as it appears on the Trust's books;

        (iv) the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and

        (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

   In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

5. Each Shareholder Recommendation properly submitted to the Trust will be held by the Secretary until such time as the Committee instructs the Secretary that the Committee has considered the candidate who is the subject of such Shareholder Recommendation at a Trustee Consideration Meeting or an Interim Evaluation and has decided not to nominate such candidate. All such Shareholder Recommendations shall then be filed with the records of the Trust.

                                                                      EXHIBIT B

5% SHAREHOLDERS

                                                    Name and Address                  %
Fund/Class                                           of Shareholder               Ownership
----------                                           --------------               ---------
CENTURY SMALL CAP SELECT FUND .........   Charles Schwab & Co. Inc.*                43.36%
-- INVESTOR SHARES                        Reinvest Account
                                          Mutual Fund Operations
                                          9601 E. Panorama Circle
                                          Mail Stop DEN 2 02 052
                                          Englewood, CO 80112-3441

                                          National Financial Services Corp.*        23.52%
                                          For the Exclusive Benefit
                                           of Our Customers
                                          One World Financial Center
                                          200 Liberty St., 5th Floor
                                          New York, NY 10281-5500

                                          Pershing LLC*                              9.09%
                                          Mutual Funds
                                          5th Floor
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

CENTURY SMALL CAP SELECT FUND .........   Charles Schwab & Co. Inc.*                17.26%
-- INSTITUTIONAL SHARES                   Reinvest Account
                                          Mutual Fund Operations
                                          9601 E. Panorama Circle
                                          Mail Stop DEN 2 02 052
                                          Englewood, CO 80112-3441

                                          National Financial Services Corp.*        16.07%
                                          Attn: Mutual Funds Dept.
                                          One World Financial Center
                                          200 Liberty Street, 5th Floor
                                          New York, NY 10281

                                          Vanguard Fiduciary Trust Company*         14.21%
                                          400 Devon Park Drive
                                          Wayne, PA 19087

                                          Mercer Trust Company*                      6.96%
                                          One Investors Way MS N-1-C
                                          Norwood, MA 02062

CENTURY SHARES TRUST ..................   Charles Schwab & Co. Inc.*                36.74%
-- INVESTOR SHARES                        Reinvest Account
                                          Mutual Fund Operations
                                          9601 E. Panorama Circle
                                          Mail Stop DEN 2 02 052
                                          Englewood, CO 80112-3441

                                            Name and Address                  %
Fund/Class                                   of Shareholder               Ownership
----------                                   --------------               ---------
                                 Johann E Dettenhofer**                     12.36%
                                 2 Prides Crossing
                                 Washingtonville, NY 10992

                                 C M Smithen or Herman P Smits**             8.65%
                                 1232 W 2nd St.
                                 Pomona, CA 91766

                                 Pamela T Scheg**                            6.10%
                                 434 E Lake Rd.
                                 Penn Yan, NY 14527

                                 Evelyn Masson Custodian**                   5.97%
                                 FBO James G Masson
                                 2025 Balsam Dr
                                 Boulder, CO 80304

                                 Evelyn Masson Custodian**                   5.97%
                                 FBO John A Masson
                                 2025 Balsam Dr
                                 Boulder, CO 80304

                                 Beverly J Dimare TTEE**                     5.58%
                                 6 Oyster Bay
                                 North Palm Beach, FL 33408

CENTURY SHARES TRUST .........   Charles Schwab & Co. Inc.*                  7.83%
-- INSTITUTIONAL SHARES          Reinvest Account
                                 Mutual Fund Operations
                                 9601 E. Panorama Circle
                                 Mail Stop DEN 2 02 052
                                 Englewood, CO 80112-3441

                                 National Financial Services Corp. *         6.46%
                                 Attn: Mutual Funds Dept.
                                 One World Financial Center
                                 200 Liberty Street, 5th Floor
                                 New York, NY 10281

----------------
*  Believed to be record owner.
** Believed to be beneficial owner.

                     This page is intentionally left blank.

                     This page is intentionally left blank.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                   Your Proxy Vote is important!

                                   And now you can Vote your Proxy on the PHONE or the INTERNET.

                                   It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

                                   It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

                                   It's Easy! Just follow these simple steps:

                                   1. Read your proxy statement and have it at hand.

                                   2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

                                   3. Follow the recorded or on-screen
                                   directions.

                                   4. Do not mail your Proxy Card when you vote by phone or Internet.





PROXY                           CENTURY SHARES TRUST                       PROXY
        PROXY IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS TO BE
                              HELD ON JULY 30, 2007
      THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned Shareholder of Century Shares Trust (the "Fund") hereby appoints Alexander L. Thorndike, Steven Alfano and Maureen E. Kane, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 4:00 p.m., Eastern Time, July 30, 2007, at the offices of Century Capital Management Trust, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, and any postponement or adjournment thererof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS.

                        VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192


                        Note: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

                        ____________________________________________________
                        Shareholder Signature

                        ____________________________________________________
                        Joint Owner Signature

                        ____________________________________________________
                        Date                                     CST_17763_A

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]


[ ] To vote FOR all Proposals mark this box. No other vote is necessary.



PROPOSAL I.  Election of a Board of Trustees.
         Nominees:
         (01) William Gray           (06) Laura A. Johnson
         (02) Stephen W. Kidder      (07) Ellen M. Zane
         (03) Jerrold Mitchell       (08) Alexander L. Thorndike
         (04) Jerry S. Rosenbloom    (09) Davis R. Fulkerson
         (05) David D. Tripple


         FOR             WITHHOLD           FOR ALL
         ALL               ALL               EXCEPT
         [ ]               [ ]                [ ]


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NUMBER ON THE LINE IMMEDIATELY BELOW.

                                                                                         FOR      AGAINST      ABSTAIN
II.A.  Approval of amendments to the fundamental investment policy regarding             [ ]        [ ]          [ ]
       borrowing money.


II.B.  Approval of amendments to the fundamental investment policy regarding             [ ]        [ ]          [ ]
       issuance of senior securities.


II.C.  Approval of amendments to the fundamental investment policy regarding             [ ]        [ ]          [ ]
       underwriting securities.


II.D.  Approval of amendments to the fundamental investment policy regarding             [ ]        [ ]          [ ]
       investing in real estate.


II.E.  Approval of amendments to the fundamental investment policy regarding             [ ]        [ ]          [ ]
       investing in commodities.

II.F.  Approval of amendments to the fundamental investment policy regarding             [ ]        [ ]          [ ]
       making loans.


III.A. Approval of the elimination of the fundamental investment policy                  [ ]        [ ]          [ ]
       regarding diversification.


III.B. Approval of the elimination of the fundamental investment policy                  [ ]        [ ]          [ ]
       regarding companies with fewer than three years continuous operations.


III.C. Approval of the elimination of the fundamental investment policy                  [ ]        [ ]          [ ]
       regarding investing for control.


III.D. Approval of the elimination of the fundamental investment policy                  [ ]        [ ]          [ ]
       regarding companies in which trustees and officers are shareholders.


IV.A.  Approval of the reclassification of the policy regarding debt securities          [ ]        [ ]          [ ]
       as non-fundamental.


IV.B.  Approval of the reclassification of the policy regarding investment               [ ]        [ ]          [ ]
       companies as non-fundamental.


IV.C.  Approval of the reclassification of the policy regarding margin purchases         [ ]        [ ]          [ ]
       and short sales as non-fundamental.



HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------



        PLEASE VOTE, DATE AND SIGN THE PROXY AND RETURN THE SIGNED PROXY
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   CST_17763_A

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                   Your Proxy Vote is important!

                                   And now you can Vote your Proxy on the PHONE or the INTERNET.

                                   It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

                                   It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

                                   It's Easy! Just follow these simple steps:

                                   1. Read your proxy statement and have it at hand.

                                   2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

                                   3. Follow the recorded or on-screen
                                   directions.

                                   4. Do not mail your Proxy Card when you vote by phone or Internet.



PROXY                       CENTURY SMALL CAP SELECT FUND                 PROXY
           PROXY IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 30, 2007
      THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned Shareholder of Century Small Cap Select Fund (the "Fund") hereby appoints Alexander L. Thorndike, Steven Alfano and Maureen E. Kane, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 4:00 p.m., Eastern Time, July 30, 2007, at the offices of Century Capital Management Trust, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, and any postponement or adjournment thererof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE APPROVAL OF A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS.

                        VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192



                        Note: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

                        ____________________________________________________
                        Shareholder Signature

                        ____________________________________________________
                        Joint Owner Signature

                        ____________________________________________________
                        Date                                     CST_17763_B






THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:



[ ] To vote FOR all Proposals mark this box. No other vote is necessary.



PROPOSAL I.  Election of a Board of Trustees.
         Nominees:
         (01) William Gray           (06) Laura A. Johnson
         (02) Stephen W. Kidder      (07) Ellen M. Zane
         (03) Jerrold Mitchell       (08) Alexander L. Thorndike
         (04) Jerry S. Rosenbloom    (09) Davis R. Fulkerson
         (05) David D. Tripple


         FOR             WITHHOLD           FOR ALL
         ALL               ALL               EXCEPT
         [ ]               [ ]                [ ]



INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NUMBER ON THE LINE IMMEDIATELY BELOW.

                                                                                       FOR       AGAINST      ABSTAIN
II.A.  Approval of amendments to the fundamental investment policy regarding           [ ]         [ ]          [ ]
       borrowing money.


II.B.  Approval of amendments to the fundamental investment policy regarding           [ ]         [ ]          [ ]
       issuance of senior securities.


II.C.  Approval of amendments to the fundamental investment policy regarding           [ ]         [ ]          [ ]
       underwriting securities.


II.D.  Approval of amendments to the fundamental investment policy regarding           [ ]         [ ]          [ ]
       investing in real estate.


II.E.  Approval of amendments to the fundamental investment policy regarding           [ ]         [ ]          [ ]
       investing in commodities.

II.F.  Approval of amendments to the fundamental investment policy regarding           [ ]         [ ]          [ ]
       making loans.


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------



        PLEASE VOTE, DATE AND SIGN THE PROXY AND RETURN THE SIGNED PROXY
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   CST_17763_B